EXHIBIT 99.1

Media Contact:                    Investor Relations Contact:
Evelyn Mitchell                    Dana Nolan
(205) 264-4551                    (205) 264-7040

Regions Financial Corporation Announces Consideration for Tender Offer for 3.200% Senior Notes due 2021
BIRMINGHAM, Ala. - December 6, 2019 - Regions Financial Corp. (“Regions”) (NYSE:RF) today announced the Reference Yield and Consideration for the previously announced cash tender offer to purchase any and all of its outstanding 3.200% Senior Notes due 2021 (the “Notes”).
The table below sets forth the Reference Yield and Consideration for the Notes. The Reference Yield is based on the bid side price of the Reference U.S. Treasury Security listed in the table below as calculated by the Joint Dealer Managers (as identified below) at 11:00 a.m., New York City time, on December 6, 2019, as described in the Offer to Purchase, dated December 2, 2019 (the “Offer to Purchase”), and the related Letter of Transmittal and Notice of Guaranteed Delivery. Holders of Notes that are validly tendered (and not subsequently validly withdrawn) and accepted for purchase will receive the Consideration. In order to be eligible to receive the Consideration, holders of Notes must validly tender their Notes at or prior to the Expiration Time (as defined below). All holders whose Notes are accepted for purchase will also receive accrued and unpaid interest on the purchased Notes from the last interest payment date for such Notes up to, but excluding, the Settlement Date (as defined below).

Title of Security	CUSIP	Aggregate Principal Amount Outstanding	Reference U.S. Treasury Security	Bloomberg Reference Page	Reference Yield	Fixed Spread (Basis Points)	Consideration(1)
3.200% Senior Notes due 2021	7591EPAK6	$1,100,000,000	1.500% due November 30, 2021	PX1	1.609%	20	$1,014.81

(1)
Per $1,000 principal amount of Notes validly tendered at or prior to the Expiration Time, not validly withdrawn and accepted for purchase. Consideration is based on the Reference Yield of the Reference U.S. Treasury Security set forth above as of 11:00 a.m., New York City time, on December 6, 2019, an assumed maturity date of January 8, 2021 (the “Par Call Date”), and a Settlement Date of December 9, 2019.

The tender offer will expire at 5:00 p.m., New York City time, on December 6, 2019, unless extended or earlier terminated (the “Expiration Time”). Holders who have validly tendered their Notes may withdraw such Notes at any time at or prior to the Expiration Time. Regions expects to pay the Consideration for Notes validly tendered and not validly withdrawn at or prior to the Expiration Time on December 9, 2019, the first business day following the Expiration Time (the “Settlement Date”). Regions expects to pay the Consideration for Notes, if any, validly tendered pursuant to the guaranteed delivery procedures and accepted for payment (to the extent that such Notes are not delivered at or prior to the Expiration Time) on December 11, 2019, the third business day following the Expiration Time. For the avoidance of doubt, Regions will not pay accrued interest for any periods following the Settlement Date in respect of any Notes accepted in the tender offer. The tender offer is conditioned upon satisfaction of certain conditions, but is not conditioned upon any minimum amount of Notes being tendered.
The complete terms and conditions of the tender offer are set forth in the Offer to Purchase, dated December 2, 2019 (the “Offer to Purchase”) and in the related Letter of Transmittal and Notice of Guaranteed Delivery, along with any amendments and supplements thereto, which holders are urged to read carefully before making any decision with respect to the tender offer. Regions has retained Deutsche Bank

Securities Inc., Barclays Capital, Inc., Goldman Sachs & Co. LLC and Regions Securities LLC to act as Joint Dealer Managers in connection with the tender offer. Copies of the Offer to Purchase and the related Letter of Transmittal and Notice of Guaranteed Delivery may be obtained from Global Bondholder Services Corporation, the Tender and Information Agent for the tender offer, by phone at (212) 430-3774 (banks and brokers) or (866) 924-2200 (all others) or online at https://gbsc-usa.com/registration/regions/. Questions regarding the tender offer may also be directed to the Joint Dealer Managers as set forth below:

Deutsche Bank Securities 60 Wall Street New York, New York 10005 ATTN: Liability Management Group Toll Free: (866) 627-0391 Collect: (212) 250-2955	Barclays Capital, Inc. 745 Seventh Avenue New York, New York 10019 ATTN: Liability Management Team Toll Free: (800) 438-3242 Collect: (212) 528 -7581	Goldman Sachs & Co. LLC 200 West Street New York, New York 10282 ATTN: Liability Management Group Toll Free: (800) 828-3182 Collect: (212) 357-1452	Regions Securities LLC 1180 West Peachtree Street NW, Suite 1400 Atlanta, Georgia 30309 ATTN: Debt Capital Markets Toll Free: (800) 734-4667 Collect: (704) 940-5066
This news release is neither an offer to purchase nor a solicitation of an offer to sell any securities. The tender offer is being made only by, and pursuant to the terms of, the Offer to Purchase and the related Letter of Transmittal and Notice of Guaranteed Delivery. The tender offer is not being made in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction where the laws require the tender offer to be made by a licensed broker or dealer, the tender offer will be made by the Joint Dealer Managers on behalf of Regions. None of Regions, the Tender and Information Agent, the Joint Dealer Managers or the Trustee with respect to the Notes, nor any of their affiliates, makes any recommendation as to whether holders should tender or refrain from tendering all or any portion of their Notes in response to the tender offer.
About Regions Financial Corporation
Regions Financial Corporation (NYSE:RF), with $128.1 billion in assets as of September 30, 2019, is a member of the S&P 500 Index and is one of the nation’s largest full-service providers of consumer and commercial banking, wealth management, mortgage, and insurance products and services. Regions serves customers across the South, Midwest and Texas, and through its subsidiary, Regions Bank, operates approximately 1,425 total branch outlets as of September 30, 2019. Additional information about Regions and its full line of products and services can be found at www.regions.com.

Forward-looking statements

This release may include forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. The words future,” “anticipates,” “assumes,” “intends,” “plans,” “seeks,” “believes,” “predicts,” “potential,” “objectives,” “estimates,” “expects,” “targets,” “projects,” “outlook,” “forecast,” “would,” “will,” “may,” “might,” “could,” “should,” “can,” and similar terms and expressions often signify forward-looking statements. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s current expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, and because they also relate to the future they are likewise subject to inherent uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. Therefore, we caution you against relying on any of these forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, those described below:

•
Current and future economic and market conditions in the United States generally or in the communities we serve, including the effects of possible declines in property values, increases in unemployment rates and potential reductions of economic growth, which may adversely affect our lending and other businesses and our financial results and conditions.

•
Possible changes in trade, monetary and fiscal policies of, and other activities undertaken by, governments, agencies, central banks and similar organizations, which could have a material adverse effect on our earnings.

•
Possible changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital and liquidity.

•
Any impairment of our goodwill or other intangibles, any repricing of assets, or any adjustment of valuation allowances on our deferred tax assets due to changes in law, adverse changes in the economic environment, declining operations of the reporting unit or other factors.

•
The effect of changes in tax laws, including the effect of any future interpretations of or amendments to H.R.1, An Act to Provide for Reconciliation Pursuant to Titles II and V of the Concurrent Resolution on the Budget for Fiscal Year 2018, which may impact our earnings, capital ratios and our ability to return capital to stockholders.

•	Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans and leases, including operating leases.

•
Changes in the speed of loan prepayments, loan origination and sale volumes, charge-offs, loan loss provisions or actual loan losses where our allowance for loan losses may not be adequate to cover our eventual losses.

•	Possible acceleration of prepayments on mortgage-backed securities due to low interest rates, and the related acceleration of premium amortization on those securities.

•	Loss of customer checking and savings account deposits as customers pursue other, higher-yield investments, which could increase our funding costs.

•	Possible changes in consumer and business spending and saving habits and the related effect on our ability to increase assets and to attract deposits, which could adversely affect our net income.

•
Our ability to effectively compete with other traditional and non-traditional financial services companies, some of whom possess greater financial resources than we do or are subject to different regulatory standards than we are.

•
Our inability to develop and gain acceptance from current and prospective customers for new products and services and the enhancement of existing products and services to meet customers’ needs and respond to emerging technological trends in a timely manner could have a negative impact on our revenue.

•	Our inability to keep pace with technological changes could result in losing business to competitors.

•
Changes in laws and regulations affecting our businesses, including legislation and regulations relating to bank products and services, as well as changes in the enforcement and interpretation of such laws and regulations by applicable governmental and self-regulatory agencies, which could require us to change certain business practices, increase compliance risk, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses.

•
Our ability to obtain a regulatory non-objection (as part of the Comprehensive Capital Analysis and Review process known as “CCAR” or otherwise) to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or redeem preferred stock or other regulatory capital instruments, may impact our ability to return capital to stockholders and market perceptions of us.

•
Our ability to comply with stress testing and capital planning requirements (as part of the CCAR process or otherwise) may continue to require a significant investment of our managerial resources due to the importance of such tests and requirements.

•
Our ability to comply with applicable capital and liquidity requirements (including, among other things, the Basel III capital standards and the liquidity coverage ratio rule), including our ability to generate capital internally or raise capital on favorable terms, and if we fail to meet requirements, our financial condition could be negatively impacted.

•	The effects of any developments, changes or actions relating to any litigation or regulatory proceedings brought against us or any of our subsidiaries.

•
The costs, including possibly incurring fines, penalties, or other negative effects (including reputational harm) of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions, or other legal actions to which we or any of our subsidiaries are a party, and which may adversely affect our results.

•	Our ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support our business.

•	Our ability to execute on our strategic and operational plans, including our ability to fully realize the financial and non-financial benefits relating to our strategic initiatives.

•	The risks and uncertainties related to our acquisition or divestiture of businesses.

•	The success of our marketing efforts in attracting and retaining customers.

•
Our ability to recruit and retain talented and experienced personnel to assist in the development, management and operation of our products and services may be affected by changes in laws and regulations in effect from time to time.

•	Fraud or misconduct by our customers, employees or business partners.

•	Any inaccurate or incomplete information provided to us by our customers or counterparties.

•
Inability of our framework to manage risks associated with our business such as credit risk and operational risk, including third-party vendors and other service providers, which could, among other things, result in a breach of operating or security systems as a result of a cyber attack or similar act or failure to deliver our services effectively.

•	Dependence on key suppliers or vendors to obtain equipment and other supplies for our business on acceptable terms.

•	The inability of our internal controls and procedures to prevent, detect or mitigate any material errors or fraudulent acts.

•	The effects of geopolitical instability, including wars, conflicts and terrorist attacks and the potential impact, directly or indirectly, on our businesses.

•
The effects of man-made and natural disasters, including fires, floods, droughts, tornadoes, hurricanes, and environmental damage, which may negatively affect our operations and/or our loan portfolios and increase our cost of conducting business. The severity and impact of future earthquakes, fires, hurricanes, tornadoes, droughts, floods and other weather-related events are difficult to predict and may be exacerbated by global climate change.

•
Changes in commodity market prices and conditions could adversely affect the cash flows of our borrowers operating in industries that are impacted by changes in commodity prices (including businesses indirectly impacted by commodities prices such as businesses that transport commodities or manufacture equipment used in the production of commodities), which could impair their ability to service any loans outstanding to them and/or reduce demand for loans in those industries.

•
Our ability to identify and address cyber-security risks such as data security breaches, malware, “denial of service” attacks, “hacking” and identity theft, including account takeovers, a failure of which could disrupt our business and result in the disclosure of and/or misuse or misappropriation of confidential or proprietary information, disruption or damage to our systems, increased costs, losses, or adverse effects to our reputation.

•	Our ability to realize our adjusted efficiency ratio target as part of our expense management initiatives.

•
Possible cessation or market replacement of LIBOR and the related effect on our LIBOR-based financial products and contracts, including, but not limited to, hedging products, debt obligations, investments, and loans.

•	Possible downgrades in our credit ratings or outlook could increase the costs of funding from capital markets.

•	The effects of a possible downgrade in the U.S. government’s sovereign credit rating or outlook, which could result in risks to us and general economic conditions that we are not able to predict.

•
The effects of problems encountered by other financial institutions that adversely affect us or the banking industry generally could require us to change certain business practices, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses.

•
The effects of the failure of any component of our business infrastructure provided by a third party could disrupt our businesses, result in the disclosure of and/or misuse of confidential information or proprietary information, increase our costs, negatively affect our reputation, and cause losses.

•	Our ability to receive dividends from our subsidiaries could affect our liquidity and ability to pay dividends to shareholders.

•
Changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies could materially affect our financial statements and how we report those results, and expectations and preliminary analyses relating to how such changes will affect our financial results could prove incorrect.

•	Other risks identified from time to time in reports that we file with the SEC.

•	Fluctuations in the price of our common stock and inability to complete stock repurchases in the time frame and/or on the terms anticipated.

•	The effects of any damage to our reputation resulting from developments related to any of the items identified above.

You should not place undue reliance on any forward-looking statements, which speak only as of the date made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible to predict all of them. We assume no obligation and do not intend to update or revise any forward-looking statements that are made from time to time, either as a result of future developments, new information or otherwise, except as may be required by law.

The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward Looking Statements” and “Risk Factors” in Regions’ Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the SEC.

Regions’ Investor Relations contact is Dana Nolan at (205) 264-7040; Regions’ Media contact is Evelyn Mitchell at (205) 264-4551.